UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2007 (June 26, 2007)

Commission	Registrant’s Name, State of Incorporation,	IRS Employer
File Number	Address and Telephone Number	Identification No.

333-90553	MIDAMERICAN FUNDING, LLC	47-0819200
(An Iowa Limited Liability Company)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580
515-242-4300

1-11505	MIDAMERICAN ENERGY COMPANY	42-1425214
(An Iowa Corporation)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580
515-242-4300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On June 29, 2007, MidAmerican completed the sale of $400.0 million aggregate principal amount of 5.65% Senior Notes due 2012 (the “2012 Notes”) and $250.0 million aggregate principal amount of 5.95% Senior Notes due 2017 (the “2017 Notes” and together with the 2012 Notes, the “Notes”) in a public offering. The terms of the Notes are set forth in the indenture, dated as of October 1, 2006, with The Bank of New York Trust Company, N.A., as trustee, as supplemented by a second supplemental indenture (the “Second Supplemental Indenture”) dated June 29, 2007. The Notes were offered and sold pursuant to a shelf registration statement on Form S-3 (File Nos. 333-134163 and 333-142663) filed on May 31, 2006 and May 7, 2007 with the United States Securities and Exchange Commission.

The proceeds from the sale of the Notes will be used by MidAmerican to pay construction costs of its interest in Council Bluffs Energy Center Unit No. 4 and its wind projects in Iowa, repay short-term indebtedness and for general corporate purposes.

The Second Supplemental Indenture, 2012 Note, 2017 Note and opinions of counsel and tax counsel to MidAmerican as well as the related Underwriting Agreement are filed as exhibits hereto and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 1.1	Underwriting Agreement dated June 26, 2007
Exhibit 4.1	Second Supplemental Indenture between MidAmerican Energy Company and The Bank of New York Trust Company, N.A. dated June 29, 2007
Exhibit 4.2	5.65% Senior Note due 2012
Exhibit 4.3	5.95% Senior Note due 2017
Exhibit 5.1	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP
Exhibit 8.1	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP
Exhibit 23.1	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 5.1 above)
Exhibit 23.2	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 8.1 above)

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as “may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend” “potential,” “plan,” “forecast,” and similar terms. These statements are based upon MidAmerican’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of MidAmerican and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others:

•	general economic and business conditions in the United States as a whole and in the midwestern United States and MidAmerican’s service territory in particular;

•	the financial condition and creditworthiness of their significant customers and suppliers;
•	governmental, statutory, legislative, regulatory or administrative initiatives, proceedings or decisions, including those relating to the Energy Policy Act of 2005;
•	weather effects on sales and revenues;
•	changes in expected customer growth or usage of electricity or gas;
•	economic or industry trends that could impact electricity or gas usage;
•	increased competition in the power generation, electric or gas industries;
•	fuel, fuel transportation and power costs and availability;
•	changes in business strategy, development plans or customer or vendor relationships;
•	availability, term and deployment of capital;
•	availability of qualified personnel;
•	unscheduled generation outages or repairs;
•	risks relating to nuclear generation;
•

financial or regulatory accounting principles or policies imposed by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the Securities and Exchange Commission (“SEC”), the Federal Energy Regulatory Commission and similar entities with regulatory oversight;

•

changes in, and compliance with, environmental laws, regulations, decisions and policies that could increase operating and capital improvement costs or affect plant output and/or delay plant construction;

•	other risks or unforeseen events, including wars, the effects of terrorism, embargoes and other catastrophic events; and
•	other business or investment considerations that may be disclosed from time to time in MidAmerican’s SEC filings or in other publicly disseminated written documents.

MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN FUNDING, LLC MIDAMERICAN ENERGY COMPANY
(Registrant)
Date: June 29, 2007	/s/ Paul J. Leighton
Paul J. Leighton

Secretary of MidAmerican Funding, LLC and Vice President, Corporate Secretary and Assistant General Counsel of MidAmerican Energy Company

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated June 26, 2007
4.1	Second Supplemental Indenture between MidAmerican Energy Company and The Bank of New York Trust Company, N.A. dated June 29, 2007
4.2	5.65% Senior Note due 2012
4.3	5.95% Senior Note due 2017
5.1	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP
8.1	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP
23.1	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 5.1 above)
23.2	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 8.1 above)